SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2008

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

United States	0-50801	84-1655232
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

803 Main Street, Willimantic, Connecticut  06226
(Address of principal executive offices)  (Zip Code)

(860) 423-4581
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1	PSB Holdings, Inc. News Release dated September 15, 2008.

ITEM 8.01	OTHER EVENTS.

On September 15, 2008 SI Financial Group, Inc., parent company of Savings Institute Bank & Trust Company (the "Company"), announced that the Company reached an agreement with Putnam Bank, headquartered in Putnam, Connecticut, to sell its 2 Chapman Lane, Gales Ferry branch office and related deposits.

The news release issued by PSB Holdings, Inc., parent company of Putnam Bank, announcing the agreement is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit Number	Description
99.1	PSB Holdings, Inc. News Release dated September 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: September 16, 2008	By: /s/ Brian J. Hull
Brian J. Hull
Senior Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1:	PSB Holdings, Inc. News Release dated September 15, 2008.